UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22671

ALLIANCEBERNSTEIN MULTI-MANAGER

ALTERNATIVE FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2015

Date of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

Multi-Manager Alternative Fund

September 30, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

Sanford C. Bernstein & Company LLC (“SCB”) and AllianceBernstein Investments, Inc. (ABI) are the distributors of the Fund. SCB and ABI are members of FINRA and are affiliates of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 20, 2014

Semi-Annual Report

This report provides certain performance data for AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) for the semi-annual reporting period ended September 30, 2014.

Investment Objectives and Policies

This closed-end fund seeks to provide long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors.

The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in a diversified portfolio of private investment vehicles, commonly referred to as hedge funds. The Fund will invest primarily hedge funds pursuing the following strategies: long/short equity, event driven, credit distressed, emerging markets, global macro and other strategies. For more information on these strategies, please see “Portfolio of Investments” on pages 7-11. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 3-4 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 29-31.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Hedge Fund Research (HFRI) Fund of Funds Composite Index, for the six- and 12-month periods ended September 30, 2014.

The Fund underperformed its benchmark for the six- and 12-month periods. Over the 12-month period, all strategies but global macro contributed positively to the Fund’s results. Over the six-month period, the credit/distressed strategy was a negative contributor. The Fund’s underperformance relative to the benchmark was primarily due to an underweight to global macro strategies which, after lagging other strategies significantly over the last three- and five-year periods, experienced strong positive returns during the third quarter of 2014. Fund selection within the global macro strategy also impacted relative returns as the global macro funds invested in by the Fund lagged their peers.

Long/short equity and event driven strategies were the Fund’s top performing strategies during both periods. The long/short equity funds invested in by the Fund were able to generate returns primarily through fundamental security selection on the long side and the short side. Event driven funds benefitted from a resurgence of corporate activity including mergers and acquisitions, spin-outs, restructurings and share buybacks. Over the 12-month period, global macro generated negative returns for the Fund due to long positions in European equities and short positions in U.S. rates and duration developed- market growth companies. Over the six-month period, the returns of credit/distressed managers were impacted by their short credit positions as interest rates generally fell throughout the 12-month period.

The Fund used derivatives in the form of purchased and written options, and

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	1

credit default swaps, for hedging purchases, which had no material impact on returns for either period.

As of September 30, 2014, the Fund was allocated 46% to long/short equity among 21 managers; 28% to event driven among 13 managers; 22% to credit/distressed among 8 managers; 3% among 2 emerging markets managers; and 1% to one global macro manager.

Market Review and Investment Strategy

The 12-month period ended September 30, 2014 was characterized by generally rising equity markets, but with wide dispersion in results among geographies and market capitalization as economic growth, monetary policies and investor appetite began to diverge. U.S. large-capitalization equities paced returns for the period. Meanwhile, global developed and emerging markets posted positive results but lagged U.S. markets notably. Small capitalization stocks were also positive during the 12-month period, but gave back a significant amount of gains during the six-month period. Bonds posted solid results with yields generally declining across maturities over the 12-month period.

Consistent with the expectations of the Alternative Investment Management Team (the “Team”) for hedge funds in a bull market, the Fund’s performance lagged that of the sharply rising equity market but outperformed bonds. In line with the Team’s goal to capitalize on return opportunities across the spectrum and limit risk, the Fund remains highly diversified by manager and by fund strategy.

2	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

DISCLOSURES AND RISKS

AllianceBernstein Multi-Manager Alternative Fund Shareholder Information

Benchmark Disclosure

The unmanaged HFRI Fund of Funds Composite Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The HFRI Fund of Funds Composite Index is an equal-weighted performance index that includes over 650 constituent funds of hedge funds that report their monthly net-of-fee returns to Hedge Fund Research, have at least $50 million under management and have been actively trading for at least 12 months. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word about Risk

An investment in the Fund’s shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in the Fund’s prospectus. At any point in time, an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of shareholders to reinvest distributions. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of Fund shares could decline significantly and you could lose all or a part of your investment.

Investment in this Fund is highly speculative and involves substantial risk, including loss of principal, and therefore may not be suitable for all investors.

General Risk Factors. Underlying funds may exhibit high volatility, and investors may lose all or substantially all of their investment. Investments in illiquid assets and foreign markets and the use of short sales, options, leverage, futures, swaps, and other derivative instruments may create special risks and substantially increase the impact and likelihood of adverse price movements. Interests in underlying funds are subject to limitations on transferability and are illiquid, and no secondary market for interests typically exists or is likely to develop. Underlying funds are typically not registered with securities regulators and are therefore generally subject to little or no regulatory oversight. Performance compensation may create an incentive to make riskier or more speculative investments. Underlying funds typically charge higher fees than many other types of investments, which can offset trading profits, if any. There can be no assurance that any underlying fund will achieve its investment objectives.

Tax Risks. The Fund intends to be treated as a regulated investment company (a “RIC”) under the Internal Revenue Code. However, in order to qualify as a RIC and also to avoid having to pay an “excise tax,” the Fund will be subject to certain limitations on its investments and operations, including a requirement that a specified proportion of its income come from qualifying sources, an asset diversification requirement, and minimum distribution requirements. Satisfaction of the various requirements requires significant support and information from the underlying portfolio funds, and such support and information may not be available, sufficient, verifiable, or provided on a timely basis.

Limited Operating History. The Fund has little operating history upon which prospective investors can evaluate the performance of the Fund. There can be no assurance that the Fund will achieve its investment objective. The past investment performance of other accounts managed by the Investment Manager and its affiliates should not be construed as an indication of the future results of an investment in the Fund.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	3

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Fund of Funds Considerations. The Fund will have no control rights over and limited transparency into the investment programs of the underlying funds in which it invests. In valuing the Fund holdings, the Investment Manager will generally rely on financial information provided by underlying funds, which may be unaudited, estimated, and/or may not involve third parties. The Fund’s investment opportunities may be limited as a result of withdrawal terms or anticipated liquidity needs (e.g., withdrawal restrictions imposed by underlying hedge funds may delay, preclude, or involve expense in connection with portfolio adjustments by the Investment Manager).

These risks are more fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

4	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	Returns
	6 Months	12 Months
AllianceBernstein Multi-Manager Alternative Fund (NAV)	0.79%	5.84%

HFRI FOF Composite	1.80%	6.14%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 7.75%, (including the Fund’s proportionate share of underlying fund fees and expenses) gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements served to limit the Fund’s annual operating expenses to 7.71%. These waivers/reimbursements may not be terminated prior to July 31, 2015. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period.

See Disclosures, Risks and Note about Historical Performance on pages 3-4.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	5

Historical Performance

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

Net Assets ($mil): $1,231

*	All data are as of September 30, 2014. The Fund’s strategy breakdown is expressed as a percentage of total investments and may vary over time.

6	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2014 (unaudited)

Underlying Portfolios	Fair Value ($)	% Net Assets	Liquidity*

Long/Short Equity
Aravt Global Fund Ltd.	$24,291,946	2.0%	Semi-Annual
Cadian Offshore Fund, Ltd.	21,639,250	1.8	Semi-Annual
Coatue Offshore Fund, Ltd.	29,608,430	2.4	Quarterly
Corvex Offshore Ltd.	38,852,716	3.2	Quarterly
Criterion Horizons Offshore, Ltd.	27,960,328	2.3	Monthly
Darsana Overseas Fund Ltd.	25,192,888	2.0	Quarterly
Egerton Long-Short Fund (USD) Limited	15,143,013	1.2	Monthly
Falcon Edge Global, Ltd.	31,069,304	2.5	Quarterly
JANA Nirvana Offshore Fund, Ltd.	32,666,817	2.7	Quarterly
Luminus Energy Partners Ltd.	34,490,064	2.8	Quarterly
Nokota Capital Offshore Fund, Ltd.	34,993,545	2.8	Quarterly
OrbiMed Partners, Ltd.	39,101,438	3.2	Quarterly
Pershing Square International, Ltd.	17,703,336	1.4	Quarterly
Sheffield International Partners, Ltd.	22,745,350	1.8	Quarterly
Starboard Leaders Fund LP	8,247,448	0.7	at Fund’s discretion
Starboard Value and Opportunity Fund Ltd	21,602,853	1.8	Quarterly
Think Investments Offshore Ltd.	21,625,767	1.8	Semi-Annual
Two Creeks Capital Offshore Fund, Ltd.	15,378,781	1.2	Quarterly
Tybourne Equity (Offshore) Fund	30,040,001	2.4	Quarterly

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	7

Portfolio of Investments

Underlying Portfolios	Fair Value ($)	% Net Assets	Liquidity*

Wellington Management Investors (Bermuda), Ltd.	$21,357,728	1.7%	Semi-Annual
White Elm Capital Offshore, Ltd.	20,734,593	1.7	Semi-Annual

Total	534,445,596	43.4

Event Driven
Canyon Balanced Fund (Cayman), Ltd.	41,112,310	3.4	Quarterly
CQS Directional Opportunities Feeder Fund, Limited	31,433,482	2.6	Monthly
Empyrean Capital Overseas Fund, Ltd.	15,015,079	1.2	Quarterly
Fir Tree International Value Fund, Ltd.	29,807,526	2.4	Anniversary
Indaba Capital Partners (Cayman), L.P.	20,166,523	1.6	Quarterly
King Street Capital, Ltd.	28,121,138	2.3	Quarterly
Luxor Capital Partners Offshore, Ltd.	25,881,221	2.1	Quarterly
Manikay Offshore Fund, Ltd.	30,986,746	2.5	Quarterly
Pentwater Event Fund Ltd.	34,899,691	2.8	Monthly
Roystone Capital Offshore Fund Ltd.	25,251,116	2.1	Quarterly
Senator Global Opportunity Offshore Fund, Ltd.	33,582,591	2.7	Quarterly
TBC Offshore Ltd.	33,040,097	2.7	Quarterly
Third Point Offshore Fund, Ltd.	35,647,157	2.9	Quarterly

Total	384,944,677	31.3

Credit/Distressed
Claren Road Credit Fund, Ltd.	32,836,410	2.7	Quarterly

8	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Portfolio of Investments

Underlying Portfolios		Fair Value ($)	% Net Assets	Liquidity*

Halcyon Offshore Asset-Backed Value Fund, Ltd.		$13,648,566	1.1%	Quarterly
JMB Capital Partners Offshore, Ltd.		31,555,442	2.6	Quarterly
Oaktree Value Opportunities (Cayman) Fund, Ltd.		26,904,793	2.2	Semi-Annual
Panning Overseas Fund, Ltd.		32,694,956	2.7	Quarterly
Silver Point Capital Offshore Fund, Ltd.		28,984,008	2.3	Quarterly
Stone Lion Fund, Ltd.		29,459,988	2.4	Quarterly
Wingspan Overseas Fund, Ltd.		33,468,413	2.7	Quarterly

Total		229,552,576	18.7

Emerging Markets
Discovery Global Opportunity Fund, Ltd.		31,534,411	2.6	Semi-Annual
Spinnaker Global Emerging Markets Holdings, Ltd.		28,624,161	2.3	Anniversary

Total		60,158,572	4.9

Global Macro
Brevan Howard Multi-Strategy Fund Limited		17,460,341	1.4	Monthly

Total Underlying Portfolios (cost $1,119,364,231)		1,226,561,762	99.7

	Shares
Common Stocks
Herbalife, Ltd. (cost $481,149)	7,531	329,481	0.0

	Contracts
Options Purchased - Puts
S&P 500 Index Expiration: Dec 2014, Exercise Price: $1,825 (a)	257	478,020	0.0

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	9

Portfolio of Investments

Underlying Portfolios	Contracts	Fair Value ($)	% Net Assets

S&P 500 Index Expiration: Dec 2014, Exercise Price: $1,875 (a)	212	$597,840	0.1%

Total Options Purchased - Puts (premiums paid $2,000,656)		1,075,860	0.1

Total Investments (cost $1,121,846,036)		1,227,967,103	99.8
Liabilities in excess of other assets		2,914,471	0.2

Net Assets		$1,230,881,574	100.0%

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Premiums/ Proceeds	Expiration Month	U.S. $ Value
S&P 500 Index (a)	257	$1,650	$436,119	December 2014	$(164,480)
S&P 500 Index (a)	212	1,675	253,755	December 2014	(150,520)

					$(315,000)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 22, 5 Year Index, 6/20/19**	(5.00)%	3.50%	$9,240	$(565,124)	$242,609
CDX-NAIG Series 22, 3 Year Index, 6/20/17**	(1.00)	0.37	74,360	(1,278,050)	234,444

				$(1,843,174)	$477,053

**	Termination Date

(a)	One contract relates to 100 shares.

Glossary:

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

INTRCONX – Inter-Continental Exchange

*	The investment strategies and liquidity of the Underlying Portfolios in which the Fund invests are as follows:

10	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Portfolio of Investments

Long/Short Equity Underlying Portfolios seek to buy securities with the expectation that they will increase in value (called “going long”) and sell securities short in the expectation that they will decrease in value (“going short”). Underlying Portfolios within this strategy are generally subject to 30 –180 day redemption notice periods. The Underlying Portfolios have monthly to biennial liquidity. The majority of the managers have initial lockups of less than a year and a half. Certain Underlying Portfolios may have lock up periods of up to five years.

Credit/Distressed Underlying Portfolios invest in a variety of fixed income and other securities, including bonds (corporate and government), bank debt, asset-backed financial instruments, mortgage-backed securities and mezzanine and distressed securities, as well as securities of distressed companies and high yield securities. Underlying Portfolios within this strategy are generally subject to 45 – 90 day redemption notice periods. The Underlying Portfolios have monthly to one and a half years’ liquidity. Certain Underlying Portfolios may have lock up periods of up to three years.

Event Driven Underlying Portfolios seek to take advantage of information inefficiencies resulting from a particular corporate event, such as a takeover, liquidation, bankruptcy, tender offer, buyback, spin-off, exchange offer, merger or other type of corporate reorganization. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The Underlying Portfolios have monthly to biennial liquidity. Private investment vehicles within the strategy may have lock up periods of up to two years.

Emerging Markets Underlying Portfolios invest in a range of emerging markets asset classes including debt, equity and currencies, and may use a broad array of hedging techniques involving both emerging markets and non-emerging markets securities with the intention of reducing volatility and enhancing returns. Underlying Portfolios within this strategy are generally subject to 60 –120 day redemption notice periods. The Underlying Portfolios have semi-annual to annual liquidity. Private investment vehicles within the strategy may have lock up periods of up to three years.

Global Macro Underlying Portfolios aim to identify and exploit imbalances in global economics and asset classes, typically utilizing macroeconomic and technical market factors rather than “bottom-up” individual security analysis. Underlying Portfolios within this strategy are generally subject to 60 – 90 day redemption notice periods. The Underlying Portfolios have monthly liquidity. Private investment vehicles within the strategy may have lock up periods of up to two years.

The Fund may also make direct investments in securities (other than securities of Underlying Portfolios), options, futures, options on futures, swap contracts, or other derivative or financial instruments.

See notes to financial statements.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2014 (unaudited)

Assets
Investments in Underlying Portfolios, at value (cost $1,121,846,036)	$1,227,967,103
Cash (see Note A2)	28,262,126
Due from broker	543,631
Receivable for investments sold	764,308
Investment in Underlying Portfolios paid in advance (see Note A2)	18,000,000

Total assets	1,275,537,168

Liabilities
Options written, at value (premiums received $689,874)	315,000
Subscriptions received in advance	32,672,412
Payable for shares of beneficial interest redeemed	9,056,266
Management fee payable	1,570,232
Payable for investments purchased	729,207
Payable for variation margin on exchange-traded derivatives	72,627
Transfer Agent fee payable	20,763
Accrued expenses	219,087

Total liabilities	44,655,594

Net Assets	$1,230,881,574

Composition of Net Assets
Shares of beneficial interest, at par	$107,001
Additional paid-in capital	1,165,512,138
Distributions in excess of net investment income	(36,481,903)
Accumulated net realized loss on investment transactions	(5,228,656)
Net unrealized appreciation on investments	106,972,994

Net Assets	$1,230,881,574

Shares of beneficial interest outstanding — unlimited shares authorized, with par value of $.001 (based on 107,001,427 shares outstanding)	$11.50

See notes to financial statements.

12	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2014 (unaudited)

Investment Income
Interest		$353

Expenses
Management fee (see Note B)	$8,610,005
Administrative	106,850
Recoupment of previously reimbursed expenses	246,757
Transfer agency	114,800
Legal	78,426
Registration fees	77,500
Trustee’s fees	69,398
Custodian	255,265
Audit and tax	40,121
Printing	25,400
Miscellaneous	420,483

Total expenses		10,045,005

Net expenses		10,045,005

Net investment loss		(10,044,652)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(2,985,691)
Swaps		(271,066)
Net change in unrealized appreciation/depreciation of:
Investments		22,403,755
Options written		374,874
Swaps		477,053

Net gain on investment transactions		19,998,925

Net Increase in Net Assets from Operations		$9,954,273

See notes to financial statements.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31, 2014
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(10,044,652)		$(12,053,888)
Net realized gain (loss) on sale of affiliated Underlying Portfolio shares	(3,256,757)		343,057
Net change in unrealized appreciation/depreciation of investments in Underlying Portfolios	23,255,682		66,207,214

Net increase in net assets from operations	9,954,273		54,496,383
Dividends to Shareholders from
Net investment income	– 0	–	(12,368,064)
Net realized gain on investment transactions	– 0	–	(2,314,956)
Transactions in Shares of Beneficial Interest
Net increase (see Note D)	240,390,071		630,204,556

Total increase	250,344,344		670,017,919
Net Assets
Beginning of period	980,537,230		310,519,311

End of period (including distributions in excess of net investment income of ($36,481,903) and ($26,437,251), respectively)	$1,230,881,574		$980,537,230

See notes to financial statements.

14	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

For the Six Months Ended September 30, 2014 (unaudited)

Cash flows from operating activities
Net increase (decrease) in net assets from operations	$9,954,273

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Increase in receivable for investments sold	(764,308)
Increase in payable for investments purchased	729,207
Increase in due from broker	(543,631)
Purchases of investments	(270,917,336)
Sales of investments	44,599,358
Proceeds from written options, net	689,874
Payments for exchange-traded derivatives settlements	205,987
Variation margin received on exchange-traded derivatives	72,627
Net realized (gain)/loss from investment transactions	3,256,757
Net change in unrealized appreciation/depreciation on investment transactions	(23,255,682)
Decrease in investments in Underlying Portfolios paid in advance	3,000,000
Increase in management fee payable	207,019
Decrease in accrued expenses	(200,116)

Net cash used in operating activities	(242,920,244)
Cash flows from financing activities
Subscriptions, including change in subscriptions received in advance	231,083,083
Redemptions, net of payable for shares of beneficial interest redeemed	(20,924,821)

Net cash provided by financing activities	210,158,262

Net change in cash	(22,807,709)
Cash at beginning of period	51,069,835

Cash at end of period	$28,262,126

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its substantial investments in Level 3 securities throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	15

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

NOTE A

Significant Accounting Policies

AllianceBernstein Multi-Manager Alternative Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund commenced operations on October 1, 2012. The Fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective, be able to structure its investments as anticipated, or that its returns will be positive over any period of time. The Fund is not intended as a complete investment program for investors. The Fund seeks to achieve its investment objective primarily by allocating its assets among investments in private investment vehicles (“Underlying Portfolios”), commonly referred to as hedge funds, that are managed by unaffiliated asset managers that employ a broad range of investment strategies. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates, and such differences could be material. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board of Trustees (the “Board”) has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments in Underlying Portfolios are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a monthly basis to implement such policies. In accordance with the Valuation Procedures, fair value of an Underlying Portfolio as of each valuation time ordinarily is the value determined as of such month-end for each Underlying Portfolio in accordance with the Underlying Portfolio’s valuation policies and reported at the time of the Fund’s valuation.

On a monthly basis, the Fund generally uses the net asset value (“NAV”), provided by the Underlying Portfolios, to determine the fair value of all Underlying Portfolios which (a) do not have readily determinable fair values and (b) either have the attributes of an investment company or prepare their financial statements consistent with measurement principles of an investment company. As a general matter, the fair value of the Fund’s interest in an Underlying Portfolio represents the amount that the Fund could reasonably expect to receive from an Underlying Portfolio if its interest were redeemed at the time of valuation. In the unlikely event that an Underlying Portfolio does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Underlying Portfolio based on the most recent value reported by the Underlying Portfolio, and any other relevant information available at the time the Fund values its portfolio. In making a fair value determination, the Fund will

16	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

consider all appropriate information reasonably available to it at the time and that Alliance Bernstein L.P. (the “Investment Manager”) believes to be reliable. The Fund may consider factors such as, among others: (i) the price at which recent subscriptions for or redemptions of the Underlying Portfolio’s interests were effected; (ii) information provided to the Fund by the manager of an Underlying Portfolio, or the failure to provide such information as the Underlying Portfolio manager agreed to provide in the Underlying Portfolio’s offering materials or other agreements with the Fund; (iii) relevant news and other sources; and (iv) market events. In addition, when an Underlying Portfolio imposes extraordinary restrictions on redemptions, or when there have been no recent subscriptions for Underlying Portfolio interests, the Fund may determine that it is appropriate to apply a discount to the NAV reported by the Underlying Portfolio. The use of different factors and estimation methodologies could have a significant effect on the estimated fair value and could be material to the financial statements.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Investment Manager will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	17

Notes to Financial Statements

The Investment Manager has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund accounting, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any Underlying Portfolio, and periodically thereafter, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by the Underlying Portfolio. In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including the Fund’s ability to redeem from an Underlying Portfolio within the near term of the reporting date at fair value)
•

Level 3—significant unobservable inputs (including those investments in Underlying Portfolios which have restrictions on redemptions due to lock-up periods or redemption restrictions such that the Fund cannot redeem within the near term of the reporting date)

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

18	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Underlying Portfolios:
Long/Short Equity	$	– 0	–	$159,542,016		$374,903,580		$534,445,596
Event Driven		– 0	–	67,080,639		317,864,038		384,944,677
Credit/Distressed		– 0	–	59,971,917		169,580,659		229,552,576
Emerging Markets		– 0	–	– 0	–	60,158,572		60,158,572
Global Macro		– 0	–	17,460,341		– 0	–	17,460,341
Common Stocks		329,481		– 0	–	– 0	–	329,481
Options Purchased—Puts		– 0	–	1,075,860		– 0	–	1,075,860

Total Investments in Securities		329,481		305,130,773		922,506,849		1,227,967,103
Assets:
Centrally Cleared Credit Default Swaps		– 0	–	477,053		– 0	–	477,053
Liabilities:
Puts Options Written		– 0	–	(315,000)		– 0	–	(315,000)

Total		$329,481		$305,292,826		$922,506,849		$1,228,129,156

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long/Short Equity		Event Driven		Credit/ Distressed
Balance as of 3/31/14	$277,379,976		$246,270,331		$134,140,299
Realized gain (loss)	– 0	–	– 0	–	(609,712)
Change in unrealized appreciation/depreciation	6,623,575		4,593,707		1,440,360
Purchases	93,916,680		67,000,000		38,000,000
Sales	– 0	–	– 0	–	(3,390,288)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(3,016,651	)^	– 0	–	– 0	–

Balance as of 9/30/14	$374,903,580		$317,864,038		$169,580,659

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/14*	$7,084,903		$10,690,048		$995,655

	Emerging Markets		Total
Balance as of 3/31/14	$44,649,252		$702,439,858
Realized gain (loss)	– 0	–	(609,712)
Change in unrealized appreciation/depreciation	509,320		13,166,962
Purchases	15,000,000		213,916,680
Sales	– 0	–	(3,390,288)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(3,016,651)

Balance as of 9/30/14	$60,158,572		$922,506,849

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/14*	$725,302		$19,495,908

^	There were de minimis transfers under 1% of net assets during the reporting period.

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	19

Notes to Financial Statements

2. Cash Committed

As of September 30, 2014, the Fund has committed to purchase the following Underlying Portfolios for effective date October 1, 2014.

Underlying Investment	Amount Committed
Empryean Capital Overseas Fund, Ltd.	$8,000,000
Oaktree Value Opportunities (Cayman) Fund, Ltd.	5,000,000
Starboard Value and Opportunity Fund, Ltd.	5,000,000
Third Point Offshore Fund, Ltd.*	3,000,000
Two Creeks*	15,000,000

$36,000,000

*	Investments paid in advance amounted to $18,000,000.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Fund will not be subject to federal and state income taxes to the extent that all of its income is distributed.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Income and capital gain distributions, if any, are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date or effective date. Investment gains and losses are determined on the identified cost basis.

5. Expenses

Expenses included in the accompanying statements of operations do not include any expenses of the Underlying Portfolios.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

20	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Investment Manager a management fee at an annual rate of 1.50% of an aggregate of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month, (the “Management Fee”). The Management Fee is payable in arrears as of the last day of the subsequent month.

The Investment Manager has agreed to waive its fees and bear certain expenses through July 31, 2015 to the extent necessary to limit total operating expenses, excluding the Management Fee, extraordinary expenses, interest expenses, taxes, brokerage commissions and other transaction costs, and Underlying Portfolio fees and expense, on an annual basis to 0.25% of average monthly net assets (1.75% including Management Fee). For the six months ended September 30, 2014, there was no such reimbursement. Under the Expense limitation Agreement between the Investment Manager and the Fund, fees waived and expenses borne by the Investment Manager are subject to repayment by the Fund until September 30, 2015. No repayment will be made that would cause the Fund’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Fund on or before September 30, 2013. At September 30, 2014, the Fund made repayments to the Investment Manager of the offering expenses amounting to $246,757.

Under a separate Administrative Agreement, the Fund may use the Investment Manager and its personnel to provide certain administrative services to the Fund and, in such event, the services and payments will be subject to approval by the Fund’s Board. For the six months ended September 30, 2014, such fees amounted to $298,350.

The Fund may engage one or more distributors to solicit investments in the Fund. Sanford C. Bernstein & Company LLC (“Bernstein”) and AllianceBernstein Investments, Inc. (“ABI”), each an affiliate of the Investment Manager, have been selected as distributors of the Fund under Distribution Services Agreements. The Distribution Services Agreements do not call for any payments to be made to Bernstein or ABI by the Fund.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Investment Manager, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $0 for the six months ended September 30, 2014.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	21

Notes to Financial Statements

NOTE C

Investment Transactions

1. Purchases and Sales

Purchases and sales of investments in the Underlying Portfolios, aggregated $265,916,680 and $44,599,357, respectively, for the six months ended September 30, 2014.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$110,754,546
Gross unrealized depreciation	(4,633,479)

Net unrealized appreciation	$106,121,067

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium

22	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended September 30, 2014, the Fund held written options for hedging purposes.

During the six months ended September 30, 2014, the Fund held purchased options for hedging purposes.

For the six months ended September 30, 2014, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 3/31/14	– 0	–	$	– 0	–
Options written	469			315,000
Options expired	– 0	–		– 0	–
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/14	469			$315,000

•	Swaps

The Fund may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	23

Notes to Financial Statements

counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received in connection with credit default swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide

24	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of September 30, 2014, the Fund did not have any Buy Contracts with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended September 30, 2014, the Fund held credit default swaps for hedging purposes.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	25

Notes to Financial Statements

spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’ net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction.

26	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

At September 30, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$477,053	*

Equity contracts	Investments in securities, at value	1,075,860

Equity contracts				Options written, at value	$315,000

Total		$1,552,913			$315,000

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$	– 0	–	$(924,796)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written		– 0	–	374,874

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps		(271,066)		477,053

Total			$(271,066)		$(72,869)

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	27

Notes to Financial Statements

The following table represents the volume of the Fund’s derivative transactions during the six months ended September 30, 2014:

Purchased Options:
Average monthly cost	$1,785,315	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$83,507,600	(a)

(a)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of September 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Staley & Co., LLC	$1,075,860	$(387,627)	$	– 0	–	$	– 0	–	$688,233

Total	$1,075,860	$(387,627)	$	– 0	–	$	– 0	–	$688,233

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Staley & Co., LLC**	$387,627	$(387,627)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$387,627	$(387,627)	$	– 0	–	$	– 0	–	$	– 0	–

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

NOTE D

Shares of Beneficial Interest

During the six months ended September 30, 2014, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan. During the year ended March 31, 2014 the Fund issued 1,172,608 shares in connection with the Fund’s dividend reinvestment plan.

28	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

Subscriptions and Repurchases

Generally, initial and additional subscriptions for shares may be accepted as of the first day of each month. The Fund reserves the right to reject any subscription for shares. The Fund intends to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees may determine in its sole discretion. When a repurchase offer occurs, a shareholder will generally be required to provide notice of their tender of shares for repurchase to the Fund more than three months in advance of the date that the shares will be valued for repurchase (the “Valuation Date”). Valuation Dates are generally expected to be the last business days of March, June, September or December, and payment for tendered shares will generally be made by the Fund approximately 45 days following the Valuation Date.

Transactions in shares of beneficial interest were as follows for the six months ended September 30, 2014 and year ended March 31, 2014:

	Shares			Amount
	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31, 2014	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31, 2014

Class A
Shares sold	22,999,288		57,803,640	$262,814,151		$638,396,570

Shares issued in reinvestment of dividends	– 0	–	1,172,608	– 0	–	13,297,371

Shares redeemed	(1,941,889)		(1,912,127)	(22,424,080)		(21,489,385)

Net increase	21,057,399		57,064,121	$240,390,071		$630,204,556

NOTE E

Risks Involved in Investing in the Fund

Limitations on the Fund’s ability to withdraw its assets from Underlying Portfolios may limit the Fund’s ability to repurchase its shares. For example, many Underlying Portfolios impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually or annually. Many Underlying Portfolios may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate”. In instances where the primary source of funds to repurchase shares will be withdrawals from Underlying Portfolios, the application of these lock-ups and withdrawal limitations may significantly limit the Fund’s ability to repurchase its shares. Although the Investment Manager will seek to select Underlying Portfolios that offer the opportunity to have their

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	29

Notes to Financial Statements

shares or units redeemed within a reasonable timeframe, there can be no assurance that the liquidity of the investments of such Underlying Portfolios will always be sufficient to meet redemption requests as, and when, made.

The Fund invests primarily in Underlying Portfolios that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain investment strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

Some of the Underlying Portfolios in which the Fund invests may invest all or a portion of their assets in securities that are illiquid or are subject to an anticipated event. These Underlying Portfolios may create “side pockets” in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Underlying Portfolio’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the Underlying Portfolio’s regular series or classes of shares. Should the Fund seek to liquidate its investment in an Underlying Portfolio that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Fund might not be able to fully liquidate its investments without delay, which could be considerable. In such cases, during the period until the Fund is permitted to fully liquidate the investment in the Underlying Portfolio, the value of the investment could fluctuate.

The Underlying Portfolios may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes an Underlying Portfolio to additional risk including (i) greater losses from investments than would otherwise have been the case had the Underlying Portfolio not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Underlying Portfolio’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of an Underlying Portfolio’s assets, the Underlying Portfolio might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Underlying Portfolio.

The Underlying Portfolios may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments

30	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

in the United States, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Underlying Portfolio. Such concentrations may subject the Underlying Portfolios to additional risks resulting from political or economic conditions in such countries or regions, and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Underlying Portfolios may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Underlying Portfolios may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Underlying Portfolio’s net asset value.

The Fund invests in a limited number of Underlying Portfolios. Such concentration may result in additional risk. Various risks are also associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to limited liquidity of the Interests.

The Fund is subject to credit risk arising from its transactions with its custodian, State Street Bank and Trust, related to holding the Fund’s cash. This credit risk arises to the extent that the custodian may be unable to fulfill its obligation to return the Fund’s cash held in its custody.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE F

Tax Information

The tax character of distributions to be paid for the year ending March 31, 2015 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended March 31, 2014 and March 31, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$12,368,064	$412,492
Net long-term capital gains	2,314,956	– 0	–

Total taxable distributions paid	$14,683,020	$412,492

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	31

Notes to Financial Statements

As of March 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,291,091
Undistributed capital gain	6,676,756
Unrealized appreciation/(depreciation)	46,340,315	(a)

Total accumulated earnings/(deficit)	$55,308,162

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of Passive Foreign Investment Companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period and such losses will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of March 31, 2014, the Portfolio did not have any capital loss carryforwards.

NOTE G

Credit Facility

The Fund is a party to a $75 million revolving credit facility (the “Facility”) intended to provide short term financing, if necessary, subject to certain restrictions in connection with, among other matters, abnormal redemption activity. Commitment fees related to the Facility are paid by Fund and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended September 30, 2014.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

32	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Six Months Ended September 30, 2014 (unaudited)		Year Ended March 31, 2014		October 1, 2012(a) To March 31, 2013

Net asset value, beginning of period(a)	$ 11.41		$ 10.75		$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.10)		(.20)		(.09)
Net realized and unrealized gain on investment transactions	.19		1.06		.87

Net increase in net asset value from operations	.09		.86		.78

Less: Dividends
Dividends from net investment income	– 0	–	(.17)		(.03)
Distributions from net realized gain on investment transactions	– 0	–	(.03)		– 0	–

Net asset value, end of period	$ 11.50		$ 11.41		$ 10.75

Total return
Total investment return based on net asset value(d)	.82%		8.04%		7.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,230,882		$980,537		$310,519
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(c)(e)	1.75%		1.75%		1.75	%(f)
Expenses, before waivers/reimbursements(e)	1.75%		1.79%		2.38	%(f)
Net investment loss(c)(e)	(1.75)%		(1.75)%		(1.75	)%(f)
Portfolio turnover rate	4%		0	%(g)	0%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Investment Manager.

(d)	Total investment return is calculated assuming a purchase of beneficial shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense and net investment loss ratios do not include income earned or expenses incurred by the Fund through its Underlying Portfolios.

(f)	Annualized, except for certain non-recurring fees.

(g)	Amount is less than .50%.

See notes to financial statements.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	33

Financial Highlights

BOARD OF TRUSTEES

Carter “Terry” F. Wolfe(1) Chairman

Christopher J. Bricker President and Chief Executive Officer

Lawrence D. Haber(1)

Jeanette Loeb(1)

OFFICERS

Philip L. Kirstein Senior Vice President and Independent Compliance Officer

Marc H. Gamsin(2) Vice President

Greg Outcalt(2) Vice President

Michael H. Conn Vice President

Emilie D. Wrapp Secretary

Joseph J. Mantineo Treasurer and Chief Financial Officer

Stephen M. Woetzel Controller

Vincent S. Noto Chief Compliance Officer

Custodian	Legal Counsel
State Street Bank and Trust Company State Street Corporation CCB/5 1 Iron Street Boston, MA 02210	Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019
Distributor	Independent Registered Public Accounting Firm
Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017
Transfer Agent
AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

(1)	Member of the Audit Committee and the Governance and Nominating Committee.
(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Investment Manager’s Alternative Investment Management Group. Messrs. Gamsin and Outcalt are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

34	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

At a meeting held on April 29, 2014, the Trustees of the Fund met in person to consider the continuation of the advisory contract between AllianceBernstein L.P. (the “Investment Manager”) and the Fund (the “Advisory Agreement”). In advance of this meeting, the Trustees held a meeting on April 23, 2014 to discuss certain of the materials provided for their consideration of the renewal of the Advisory Agreement. In connection with their deliberations, the Trustees reviewed certain written materials, memoranda, presentations, analyses and agreements relating to the Fund (the “Board Materials”), including materials from Fund counsel and the Investment Manager which: (i) included information concerning the Investment Manager’s organization, the services rendered to the Fund by the Investment Manager and the Investment Manager’s affiliates, the fees paid by the Fund to the Investment Manager and its affiliates and the profitability of the Investment Manager with respect to its relationship with the Fund; and (ii) outlined the legal duties of the Board under the Investment Company Act of 1940 (the “1940 Act”). The Board Materials also contained information from Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Investment Manager, comparing the Fund’s proposed fee rate for advisory services to those of other closed-end funds selected by Strategic Insight.

The Trustees discussed with Fund counsel the legal standards regarding the approval of advisory agreements under the 1940 Act and reviewed the information included in the Board Materials relevant to their approval of the Advisory Agreement. After discussing a range of issues, the Trustees considered, among other relevant matters, the following factors:

(a) The nature, extent and quality of services provided by the Investment Manager. The Trustees discussed with representatives of the Investment Manager the services that the Investment Manager provides to the Fund under the Advisory Agreement. The Trustees discussed the resources available to the Investment Manager, including its research and compliance capabilities. The Trustees noted the size and experience of the Investment Manager’s staff, including its expertise in managing funds of hedge funds. The Trustees considered the Investment Manager’s extensive relationships with hedge fund managers and industry professionals and the degree of due diligence the Investment Manager performs with respect to potential investments and its oversight of current portfolio positions. In reviewing the investment advisory services provided to the Fund, the Trustees took into account discussions they had with officers of the Investment Manager regarding the management of the Fund’s investments in accordance with the Fund’s stated investment objective, investment strategies and restrictions. The Trustees also discussed the Fund’s portfolio and the services necessary for the Fund’s compliance with valuation requirements. During these discussions with Fund officers, the Trustees asked detailed questions of, and

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	35

received answers from, the officers of the Investment Manager regarding the continued implementation of the Fund’s investment strategy, its efficacy and potential risks.

In addition to the investment advisory services provided to the Fund, the Trustees considered that the Investment Manager and its affiliates also provide certain administrative services necessary for the operations of the Fund on an “at cost” basis pursuant to a separate Administrative Reimbursement Agreement. The Trustees noted that the Investment Manager has an administrative, legal and compliance staff to ensure a high level of quality in the compliance and other services provided to the Fund, including its oversight of the Fund’s day-to-day operations. Based on the presentations made during their meetings and their knowledge of management and Fund operations gained during their tenure as trustees of the Fund, the Trustees concluded that the services provided to the Fund by the Investment Manager under the Advisory Agreement were of a high quality and benefited the Fund.

(b) Investment performance of the Fund and the Investment Manager. The Trustees reviewed performance information for the Fund, noting that they receive performance reports at regular board meetings and monitor Fund performance throughout the year. The Trustees discussed the Fund’s performance with representatives of the Investment Manager, including the Fund’s performance as compared to relevant benchmarks. The Trustees noted that the Fund outperformed a representative fund of hedge funds composite benchmark for the one-year and since inception periods ended March 31, 2014. The Trustees also reviewed the performance information provided in the Strategic Insight report. The Trustees discussed the performance of the Investment Manager’s comparable institutional accounts with representatives of the Investment Manager, noting that a particular comparable account had outperformed the Fund. The Trustees inquired into the reasons for this outperformance and discussed with representatives of the Investment Manager the differences in the Fund’s portfolio and other factors that explained the differences in performance. The Trustees concluded that the Fund was performing in line with expectations in light of the strategies used by the Fund and current market conditions. The Trustees also considered the experience, resources and strengths of the Investment Manager and its affiliates with respect to the investment strategies used for the Fund. The Trustees considered the experience and expertise of the portfolio managers responsible for the day-to-day management of the Fund. Based on these factors, the Trustees determined that the Investment Manager continues to be an appropriate investment manager for the Fund.

(c) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund. The Trustees discussed the profitability of the Investment Manager. The Trustees initially received a presentation at their January meeting regarding the methodology used to determine the Investment

36	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

Manager’s profitability with respect to the Fund. The Trustees also held a separate meeting in April to discuss the profitability report included in the Board Materials, at which time the profitability of the Investment Manager was discussed in detail with representatives of the Investment Manager. The Trustees noted that an affiliate of the Investment Manager provided distribution services to the Fund at no cost and that the Investment Manager previously waived fees in order to limit Fund expenses. The Trustees also considered the services and costs associated with the Fund’s Administrative Reimbursement Agreement with the Investment Manager. The Trustees noted that they expected to receive an update regarding the Manager’s profitability prior to the time the Advisory Agreement would be again submitted for renewal and to consider this issue again no later than the time it next considered the renewal of the Advisory Agreement.

(d) Economies of scale and whether fee levels reflect these economies of scale. The Trustees discussed whether any economies of scale have been realized for Fund. The Trustees noted that the Fund only recently reached an asset level that exceed the Investment Manager’s fee waiver thresholds and that allowed for reimbursement of certain expenses under the Fund’s Administrative Reimbursement Agreement with the Investment Manager. The Trustees considered that none of the peer funds included in the Strategic Insight report had advisory fee breakpoints. The Board agreed to consider this issue again no later than the time it next considered the renewal of the Advisory Agreement.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients. The Trustees were provided information comparing both the services rendered and the fees paid under the Advisory Agreement to other contracts of the Investment Manager with respect to private investment vehicles managed in a similar manner to the Fund and to contracts of other investment advisers with respect to other closed-end registered investment companies with similar investment programs as the Fund. The Trustees noted that the mix of services under the Advisory Agreement are more extensive than those under the advisory agreements for the Investment Manager’s non-fund clients. The Trustees considered the Investment Manager’s representation that providing advisory services to a registered investment company entailed different, and potentially greater, business and regulatory risks than those associated with providing services to the Investment Manager’s non-fund clients. The Trustees also discussed the Investment Manager’s inclusion of advisory fee breakpoints for certain of its institutional accounts and noted that unlike those accounts, no performance fee is charged to the Fund. The Trustees discussed the management of the comparable institutional accounts, including the allocation of opportunities available to those funds.

The Trustees reviewed with representatives of the Investment Manager the information included in the Strategic Insight report, noting that the Fund’s

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	37

advisory fee was above the median. The Trustees reviewed the list of funds provided by Strategic Insight. They discussed the dates as of which information was reported for the comparable funds in the materials and whether certain funds should be viewed as comparable to the Fund. The Trustees noted the difficulty in obtaining comparable peer funds, particularly finding funds of comparable size and strategy. The Trustees discussed the Strategic Insight report with the Investment Manager, including the comparison of advisory fees and expense ratios, noting that the advisory fee was in line with one of the Fund’s closest peers. The Trustees noted that the Fund’s total expenses (excluding interest expense and underlying fund expense) were lower than all but two of the 13 comparable funds in the Strategic Insight peer group.

Conclusion. No single factor was determinative to the decision of the Trustees. Based on the foregoing and such other matters as were deemed relevant, all of the Trustees concluded that the advisory fee rate was reasonable in relation to the services provided by the Investment Manager to the Fund, as well as the costs incurred and benefits gained by the Investment Manager and its affiliates in providing such services. Based on these factors, the Trustees decided to approve the Advisory Agreement.

The Trustees who are not “interested persons” of the Fund or the Investment Manager were represented by their independent counsel during their deliberations.

38	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

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Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

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Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Global Real Estate Investment Fund

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Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

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Multi-Asset

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Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

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2015 Retirement Strategy

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2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein Multi-Manager Alternative Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	39

AllianceBernstein Family of Funds

NOTES

40	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

NOTES

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	41

NOTES

42	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

NOTES

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND •	43

NOTES

44	• ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

ALLIANCEBERNSTEIN MULTI-MANAGER ALTERNATIVE FUND

1345 Avenue of the Americas,

New York, NY 10105

800.221.5672

MMAF–0152-0914

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent director Lawrence D. Haber qualifies as an audit committee financial expert.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Multi-Manager Alternative Fund, Inc.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date: November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher J. Bricker
Christopher J. Bricker
President

Date: November 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 21, 2014